May 1, 2003

     SUPPLEMENT TO THE MARCH 1, 2003 STATEMENT OF ADDITIONAL INFORMATION FOR
                           PIONEER MID CAP VALUE FUND

The following supplements the corresponding section of the statement of additional information. Please refer to the statement of additional information for the full text of the supplemented section.

TRUSTEES AND OFFICERS

Mr. Geraci resigned as Executive Vice President and Trustee of the fund on April 30, 2003.

The following supplements the corresponding section of the statement of additional information.

SHAREHOLDER SERVICING/TRANSFER AGENT

PIMSS receives an annual fee of $26.60 for each Class A, Class B, Class C, Class R and Class Y shareholder account from the fund as compensation for its services.

The following replaces the corresponding section of the statement of additional information.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. UNDER CURRENT REGULATORY REQUIREMENTS, THE FUND MAY: (A) BORROW FROM BANKS OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AN AMOUNT UP TO 33 1/3% OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED); (B) BORROW UP TO AN ADDITIONAL 5% OF THE FUND'S ASSETS FOR TEMPORARY PURPOSES; (C) OBTAIN SUCH SHORT-TERM CREDITS AS ARE NECESSARY FOR THE CLEARANCE OF PORTFOLIO TRANSACTIONS; (D) PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW; AND (E) ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS THAT ARE ACCOUNTED FOR AS FINANCINGS.


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(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. CURRENTLY, DIVERSIFICATION MEANS THAT, WITH RESPECT TO 75% OF ITS TOTAL ASSETS, THE FUND MAY NOT PURCHASE SECURITIES OF AN ISSUER (OTHER THAN THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES), IF

         (A) SUCH PURCHASE WOULD CAUSE MORE THAN 5% OF THE FUND'S TOTAL ASSETS, TAKEN AT MARKET VALUE, TO BE INVESTED IN THE SECURITIES OF SUCH ISSUER, OR

         (B) SUCH PURCHASE WOULD AT THE TIME RESULT IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER BEING HELD BY THE FUND.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. IN THE OPINION OF THE SEC, INVESTMENTS ARE CONCENTRATED IN A PARTICULAR INDUSTRY IF SUCH INVESTMENTS AGGREGATE 25% OR MORE OF THE FUND'S TOTAL ASSETS. THE FUND'S POLICY DOES NOT APPLY TO INVESTMENTS IN U.S. GOVERNMENT SECURITIES.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders: the fund may not engage in short sales, except short sales against the box.

As long as the fund is registered in the Federal Republic of Germany, Austria or Switzerland, the fund may not without the prior approval of its shareholders:

(i) Acquire the shares/units of any other pool of assets, irrespective of its legal form and type, which is invested according to the principle of risk-diversification, with the exception that up to 5% of the net asset value of the fund may be invested in other pools of assets, which are invested in securities, provided that the units/shares of that pool of assets are offered to the public without limitation of the number of units/shares and, further provided, that the unit-/shareholders have the right to redeem their units/shares. This restriction does not apply to a plan of merger or consolidation with or acquisition of substantially all the assets of such other pool of assets;

(ii) Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

(iii) Borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed) taken at market value;

(iv) Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with borrowings by the fund (IT IS EXPECTED THAT THIS POLICY WILL BE EFFECTIVE AS OF MAY 17, 2003);

(v) Purchase securities on margin or make short sales;

(vi) Redeem its securities in-kind; or

(vii) Invest in interests in oil, gas or other mineral exploration or development leases or programs.

Further, as long as the fund is registered in Switzerland, the fund may not, under the laws of that country without the prior approval of its shareholders:

(a) Purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;

(b) Invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. government securities;

(c) Write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or

(d) Invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

In the case of a change in the laws of Germany, Austria or Switzerland applicable to the fund, the Trustees have the right to adjust the above restrictions relating to the fund's registration in these countries accordingly without the prior approval of the shareholders.

4.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (iv) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the fund and the Trustees; (ix) any fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the fund who are not affiliated with, or "interested persons" of, Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer a management fee that is comprised of two components. The first component is an annual basic fee (the "basic fee") equal to 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% of the excess over $1 billion. The second component is a performance fee adjustment.

PERFORMANCE FEE ADJUSTMENT. The basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index


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determined by the fund to be appropriate over the same period. The Trustees have designated the Russell Midcap Value Index (the "Index") for this purpose. The Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The performance period consists of the current month and the prior 35 months. Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the average daily net assets of the fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.

PERFORMANCE ADJUSTMENT EXAMPLE

The following hypothetical example illustrates the application of the performance adjustment.

For purposes of the example, any dividends or capital gain distributions paid by the fund are treated as if reinvested in shares of the fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index. The example assumes fund assets of up to $500 million.

The example also makes these assumptions:

------------------------------ --------------------------- ----------------------- ---------------------------------
                                         Fund's                                                 Fund's
           For the                     investment                 Index's            performance relative to the
                                      PERFORMANCE
     PERFORMANCE PERIOD               -----------            CUMULATIVE CHANGE                  INDEX
     ------------------                                      -----------------                  -----
------------------------------ --------------------------- ----------------------- ---------------------------------
First day                                 $10                       100
Last day                                  $13                       123
Absolute change                           +$3                       +$23
Actual change                             +30%                      +23%           + 7 percentage points
------------------------------ --------------------------- ----------------------- ---------------------------------

Based on these assumptions, the fund calculates Pioneer's management fee rate for the last month of the performance period as follows:

|X| The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the fund's average daily net assets for the month. This results in the dollar amount of the basic fee.
|X| The +7 percentage point difference between the performance of the fund's
    Class A shares and the record of the Index is multiplied by the performance rate adjustment of 0.01% producing a rate of 0.07%.
|X| The 0.07% rate (adjusted for the number of days in the month) is multiplied by the fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.
|X| The dollar amount of the performance adjustment is added to the dollar amount of the basic fee producing the adjusted management fee.

If the record of the Index during the performance period exceeded the fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to Pioneer in the future since it will depend on the performance of the fund relative to the record of the Index.

The board determined that it would be appropriate to increase Pioneer's compensation and that the amount of the increase should be greater when the fund's performance exceeds that of an objective index and, conversely, lower when the fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is composed of stocks similar to the securities in which the fund is permitted to invest. The board believes that a performance adjustment is appropriate for the fund and that providing incentives to Pioneer based on its performance benefits shareholders.

Under the terms of the management contract, the fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above.

EFFECTIVE DATE OF PERFORMANCE ADJUSTMENT

On April 17, 2003, the fund's shareholders approved, effective May 1, 2003, the adoption of the Index as the benchmark for the fund's performance fee adjustment. Previously, the fund used the Lipper Growth Fund Index (the "Old Benchmark") as its performance benchmark. The calculation of the performance fee using the Index is being phased in over a 36-month period. Accordingly, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment using the Old Benchmark with respect to any portion of the 36-month period occurring prior to May 1, 2003 and the Index for the portion of the 36-month period occurring after May 1, 2003.

The basic fee is computed and accrued daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.